Exhibit 99.3

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on newly originated mortgage loans acquired by Loan Funding Structure III LLC through a bulk purchase. The review included a total of 514 newly originated residential mortgage loans, in connection with the securitization identified as BRAVO 2026-NQM5 (the “Securitization”). Credit, Property Valuation, and Data Integrity reviews were performed on a population of 514 loans. Compliance review was performed on a population of 479 loans. The Review was conducted from January 2022 through May 2026 on mortgage loans originated between November 2021 and April 2026.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
●	Validate borrower(s) monthly gross income
●	Validate funds required to close, required reserves
●	Review file documentation for required level of income and asset verifications
ii.	Employment Status
●	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
●	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
●	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
●	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
●	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
●	Review credit report for credit history and required credit depth including any / all inquiries
●	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value

c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history
e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule
i.	Pricing Thresholds:
a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and
ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.
ii.	Consider Income and Assets:
o	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;
o	The consumer’s debt obligations, alimony, child support; and
o	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;
ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;
iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. In relation to cash out refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds for business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure
h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test

iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing
i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guidance from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

For loans reviewed in a post-close valuation review scenario (514 loans in total):

Three hundred twenty-eight (328) loans had CU scores of 2.5 or less or were eligible for Collateral Rep and Warranty relief.

Twenty-nine (29) loans had an AVM, nineteen (19) loans had a Secondary Appraisal, three-hundred eight (308) loans had a Desk Review, one (1) loan had a Second Desk Review, three (3) loans had a Broker Price Opinion (BPO), and six (6) loans had a Field Review. Consolidated Analytics has independent access to the Desk Reviews ordered by the Aggregator.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the five-hundred fourteen (514) mortgage loans reviewed, three hundred thirty-nine (339) unique mortgage loans (65.70% by loan count) had a total of nine hundred fifty-four (954) discrepancies across forty-nine (49) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Qualifying Total Reserves Number of Months	167	17.51%
Total Qualified Assets Available	129	13.52%
Borrower Appraisal Receipt Date	118	12.37%
Total Liquid Assets Available For Close	86	9.01%
Monthly Total Escrow Payment	53	5.56%
Qualifying All Borrower Residual Income	46	4.82%
Borrower 1 Last Name	37	3.88%
Application Date	31	3.25%
Qualifying CLTV	27	2.83%
Qualifying LTV	27	2.83%
Calculated DSCR	24	2.52%
Property Type	23	2.41%
Property Value	21	2.20%
MIN No	19	1.99%
Qualifying FICO	17	1.78%
Borrower 1 Citizen	16	1.68%
Cash Disbursement Date	13	1.36%
ULI	13	1.36%
T & I Payment	11	1.15%
Borrower 1 FTHB	10	1.05%
DSCR	8	0.84%
Note Date	7	0.73%
Reviewed Appraised Property Value	5	0.52%

Mo Pymt (P&I)	5	0.52%
Property County	4	0.42%
Number of Units	4	0.42%
First Payment Date	3	0.31%
Maturity Date	3	0.31%
Verified Doc Type	3	0.31%
Qualifying Monthly P&I Amount	2	0.21%
NON QM Months Reserves	2	0.21%
Property Address	2	0.21%
Original_Collateral_Value_Date	2	0.21%
Index	1	0.10%
Property City	1	0.10%
Sales Price	1	0.10%
Property_Type	1	0.10%
Property No Units	1	0.10%
Interest Rate	1	0.10%
Prepayment Penalty	1	0.10%
Loan Purpose	1	0.10%
As-Is Value	1	0.10%
Margin	1	0.10%
Citizen Types	1	0.10%
Closing_Date	1	0.10%
UW_FICO_Utilized	1	0.10%
Original_PITI_Payment	1	0.10%
Mortgage Origination Channel	1	0.10%
Originator DSCR	1	0.10%
Grand Total	954	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	469	$249,915,803.00	91.25%
Event Grade B	45	$29,772,850.00	8.75%

Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	514	$279,688,653.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	480	93.39%
Event Grade B	34	6.61%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	514	100.00%

Compliance Results: As applicable, 35 loans within population did not receive a Compliance Review
Event Grade	Loan Count	Percent of Sample
Event Grade A	473	98.75%
Event Grade B	6	1.25%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	479	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	508	98.83%
Event Grade B	6	1.17%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	514	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	347
		Third Party Fraud Report not Provided	14
		Property Title Issue	12
		Asset Qualification Does Not Meet Guideline Requirements	11
		Housing History Does Not Meet Guideline Requirements	8
		All Interested Parties Not Checked with Exclusionary Lists	8
		Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	8
		Income and Employment Do Not Meet Guidelines	7
		Borrower 1 3rd Party VOE Prior to Close Missing	7
		Missing Personal Guaranty	7
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	7
		Title Coverage is Less than Subject Lien	6
		Approval/Underwriting Summary Not Provided	6
		Assets do not meet guideline requirements	5
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	5
		Audited Reserves are less than Guideline Required Reserves (Number of Months)	5
		Missing evidence of self employment	5
		OFAC Check Not Completed and/or Cleared	4
		Hazard Insurance Effective Date is after the Disbursement Date	4
		Purchase Contract is Incomplete	4
		Fraud Report Shows Uncleared Alerts	4
		The Total Hazard Coverage is LESS than the Required Coverage Amount	4
		Asset 1 Does Not Meet Guideline Requirements	3
		DSCR is less than guideline minimum	3

Borrower residency documentation not provided or issue with documentation	3
Borrower Contributions Do Not Met Guideline Minimum	3
The Deed of Trust is Missing	3
Borrower Non-US Citizen Identification Document Missing	3
Missing Letter of Explanation (Credit)	3
Title Document is Partially Present	3
The Final 1003 is Incomplete	2
Third Party Fraud Report Partially Provided	2
Asset General	2
Audited FICO is less than Guideline FICO	2
Approval/Underwriting Summary Partially Provided	2
Title Insurance Missing or Defective	2
The Note is Missing	2
Missing income documentation	2
Asset 2 Does Not Meet Guideline Requirements	2
Missing Lender Income Calculation Worksheet	2
Loan does not conform to program guidelines	2
The Deed of Trust is Incomplete	2
Audited DTI Exceeds Guideline DTI	2
Missing Trust Agreement	2
Asset 3 Does Not Meet Guideline Requirements	2
Satisfactory Chain of Title not Provided	1
ATR Risk	1
Flood Certificate Missing	1
1-4 Family Rider is Missing	1
Audited CLTV Exceeds Guideline CLTV	1
Audited LTV Exceeds Guideline LTV	1
The Final 1003 is Missing	1
Tradelines do not meet Guideline Requirements	1
Title Insurance Coverage - Inadequate Coverage	1
Income 2 Months Income Verified is Missing	1
Borrower information on 1003 is incomplete	1
Asset 3 Missing	1
Asset 7 Does Not Meet Guideline Requirements	1
Ineligible Property	1
Cash Out Does Not Meet Guideline Requirements	1
Insufficient Assets to Close	1
Asset Documentation Missing or Defective	1

	Loan Agreement Missing	1
	Audited HCLTV Exceeds Guideline HCLTV	1
	Asset 4 Does Not Meet Guideline Requirements	1
	Verification of Borrower Liabilities Missing or Incomplete	1
	Missing Business Entity Formation Document	1
	Missing VOM or VOR	1
	Asset 5 Does Not Meet Guideline Requirements	1
	No Findings	1
	Missing final HUD-1 from sale of non-subject property	1
	Asset 1 Missing	1
	Missing Income - Bank Statements	1
	Purchase is not considered to be an Arm's Length Transaction	1
	Borrower 1 Business Bank Statements Missing	1
	Business Purpose Affidavit/Disclosure Missing	1
	Borrower 1 Lease Agreements Missing	1
	Closing Documentation Missing or Defective	1
	Missing Letter of Explanation (Assets)	1
	The Initial 1003 is Missing	1
	Borrower 1 Photo Identification not provided	1
	Evidence of Primary Residence and Rent-Free Scenario Missing or Defective	1
	Missing Letter of Explanation (Income)	1
	Flood Insurance Expiration Date is before the Disbursement Date	1
	Borrower 2 Photo Identification not provided	1
	Audited Interested Party Contribution Exceeds Guideline Program Maximum	1
	Missing rent comparable schedule form 1007	1
	Hazard Insurance Policy is Missing	1
	Borrower 2 Verbal Verification of Employment does not meet GSE guideline timing requirement	1
	Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	1
	Housing history does not meet guidelines	1
	Hazard Insurance Policy is Partial	1
	HO6 Insurance Policy Effective Date is after the Note Date	1
	Total Credit Grade (A) Exceptions:	590
B	Audited HCLTV Exceeds Guideline HCLTV	10
	Audited LTV Exceeds Guideline LTV	10
	Audited CLTV Exceeds Guideline CLTV	10

		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	5
		Audited Reserves are less than Guideline Required Reserves (Number of Months)	5
		Housing History Does Not Meet Guideline Requirements	3
		Loan does not conform to program guidelines	2
		Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	2
		Borrower has less than 2 FICO scores and does not meet minimum required to be scored.	2
		Maximum Borrower Exposure Exceeded	2
		Cash Out Does Not Meet Guideline Requirements	2
		DSCR is less than guideline minimum	2
		Title Coverage is Less than Subject Lien	1
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	1
		Missing Letter of Explanation (Assets)	1
		Audited Loan Amount is less than Guideline Minimum Loan Amount	1
		Product Type does not meet eligibility requirement(s)	1
		Asset Qualification Does Not Meet Guideline Requirements	1
		Maximum Loan Amount Exceeded	1
		Audited Interested Party Contribution Exceeds Guideline Program Maximum	1
		Missing Letter of Explanation (Credit)	1
		Income documentation does not meet guidelines	1
		Missing VOM or VOR	1
		Interest rate per executed note does not meet program requirements	1
		Purchase Contract does not Match Final CD	1
		Business Purpose Affidavit/Disclosure Missing	1
		Delinquent Credit History Does Not Meet Guideline Requirements	1
		Audited Loan Amount is greater than Guideline Maximum Loan Amount	1
		Hazard Insurance Effective Date is after the Disbursement Date	1
		Total Credit Grade (B) Exceptions:	72
Compliance	A	No Compliance Findings	344
		Higher-Priced Mortgage Loan Test	41
		Charges That Cannot Increase Test	17
		eSigned Documents Consent is Missing	14

		CA AB 260 Higher-Priced Mortgage Loan Test	7
		Missing Required Affiliated Business Disclosure	7
		Initial Loan Estimate Delivery Date Test (from application)	6
		Charges That In Total Cannot Increase More Than 10% Test	6
		Initial Closing Disclosure Delivery Date Test	5
		RESPA Homeownership Counseling Organizations Disclosure Date Test	4
		TRID: Missing Closing Disclosure	3
		Homeownership Counseling Disclosure Is Missing	2
		TILA Right of Rescission Test	2
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	1
		Regulation § 1026.43(c)(2)(vi) failure - The consumer's current debt obligations, alimony, and child support or other debt obligations were not confirmed and included in the DTI or excluded per lender guidelines.	1
		Missing Initial Escrow Disclosure	1
		CT Nonprime Home Loan Test	1
		Reimbursement Amount Test	1
		NC Rate Spread Home Loan Test	1
		Revised Loan Estimate Delivery Date Test (prior to consummation)	1
		The Note is Not Executed	1
		NY Subprime Home Loan Test	1
		Consummation or Reimbursement Date Validation Test	1
		Lender Credits That Cannot Decrease Test	1
		MD COMAR Higher-Priced Mortgage Loan Test	1
		Total Compliance Grade (A) Exceptions:	470
	B	Charges That In Total Cannot Increase More Than 10% Test	2
		Incorrect rescission model used - RTC form model H-9 used for refinance not with Original Lender or Lender Affiliate	1
		TILA Finance Charge Test	1
		Intent to Proceed is Missing	1
		Missing Required Affiliated Business Disclosure	1
		Closing Disclosure is Not Executed	1
		Charges That Cannot Increase Test	1
		Homeownership Counseling Disclosure Is Missing	1
		Total Compliance Grade (B) Exceptions:	9
Property	A	No Property Findings	451
		Property/Appraisal General	8

	HOA Questionnaire is Missing	4
	Third Party Valuation Product Not Provided within 10% Tolerance	3
	FEMA Post Disaster Inspection Report not Provided	3
	FEMA Declared Disaster Dated Prior to the Note Date, After Appraisal Date	2
	Title Issues Present	2
	Appraisal incomplete (missing map, layout, pages, etc.)	1
	Appraisal Review - Missing	1
	Property Issue(s) are Present	1
	Appraisal is Expired	1
	Subject property appraisal is not on an as-is basis (Primary Value)	1
	Condo Approval Missing	1
	Desk Review Variance > 10%	1
	Appraisal is Missing	1
	Origination Appraisal is Partial	1
	Total Property Grade (A) Exceptions:	482
B	Third Party Valuation Product Not Provided within 10% Tolerance	2
	Appraisal is Expired	1
	Second Appraisal is Missing	1
	Desk Review Variance > 10%	1
	Property/Appraisal General	1
	Total Property Grade (B) Exceptions:	6

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.

Valuation Event Grades
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.